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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                              __________________


                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 or 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                              September 29, 2000
               Date of Report (Date of earliest event reported)


                           NOVASTAR FINANCIAL, INC.
                           ------------------------
              (Exact Name of Registrant as Specified in Charter)

          Maryland                    001-135333                74-2830661
          --------                    ----------                ----------
(State or Other Jurisdiction   (Commission File Number)      (I.R.S. Employer
      (of Incorporation)                                    Identification No.)

          1901 West 47th Place
          Suite 105
          Westwood, Kansas                                        66205
          ----------------                                        -----
          (Address of Principal Executive Offices)                (Zip Code)


                                (913) 362-1090
                                --------------
             (Registrant's Telephone Number, Including Area Code)
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                   INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.     Other Events
            ------------

            NovaStar Financial, Inc. announced the expansion of its stock repurchase program and the repurchase of 9.7% of its outstanding common stock from GE Capital Equity in a negotiated bulk transaction. A copy of the related Press Release is included herewith as Exhibit 99.


Item 7(c).  Exhibit
            -------

            99      Press Release, dated September 29, 2000.



                                   SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: September 29, 2000


                                             NOVASTAR FINANCIAL, INC.


                                             By:  /s/ Rodney Schwatken
                                                  ------------------------------
                                                  Rodney Schwatken
                                                  Vice President, Treasurer and
                                                  Controller
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                                 EXHIBIT INDEX


Exhibit Number                                                       Page Number
--------------                                                       -----------

99                  Press Release, dated September 29, 2000               4